UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 28, 2009
SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)
IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10868 189th Street, Council Bluffs, Iowa 51503
(Address of Principal Executive Offices)		(Zip Code)
(712) 366-0392 (Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Item 1.01.  Entry into a Material Definitive Agreement.

    Southwest Iowa Renewable Energy, LLC (the “Company”) executed a Subordinated Term Loan Note (the “Term Note”) and a Subordinated Revolving Credit Note (the “Revolving Note”) in favor of Bunge N.A. Holdings, Inc. (“Holdings”), an affiliate of Bunge North America, Inc. (“Bunge”).  Bunge is a significant equity holder of the Company.  The Term Note is effective as of August 26, 2009 in the amount of $27,106,078.55 with a maturity date of August 31, 2014.  Holdings, at its option, may convert the Term Note to Series U Units of the Company at a per unit price of $3,000 and in satisfaction of any outstanding principal balance due to Holdings by the Company pursuant to the Term Note.  The Revolving Note is effective as of August 26, 2009 in the amount of $10,000,000.00 with the aggregate principal amount of loans to be made to the Company under the Revolving Note not to exceed $3,750,000.00.  The Company is permitted to draw on and repay the line of credit on the Revolving Note on a revolving basis under certain circumstances for operating purposes.  No amounts have yet been drawn on this revolving credit facility.

On August 28, 2009, the Company entered into an employment agreement, the (“Employment Agreement”) with Brian T. Cahill under which Mr. Cahill will become General Manager, President and CEO of the Company.  The Employment Agreement provides for “at-will” employment with an annual base salary of $180,000 and other employment benefits including a 401(k) plan, health and dental insurance.

    Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     The information provided in Item 1.01 is incorporated by reference into this item 5.02.

On August 28, 2009, Brian T. Cahill accepted the Company’s offer to become the Company's General Manager, President, and CEO effective September 8, 2009.  Effective September 8, 2009, Mr. Cahill will serve at the Company’s principal executive officer and succeed the Company’s interim President and CEO, Mr. James M. Lay.   Mr. Lay will resign from the Company as interim President and CEO effective September 8, 2009.

Mr. Cahill, 55, has worked at MGP Ingredients, Inc. (“MGP”), a public company, which provides services in the development, production and marketing of naturally-derived specialty ingredients and alcohol products since 1980.  At MGP, Mr. Cahill served in various positions from Plant Controller (1980-1984), Vice-President of Administration and Finance (1984-1992), General Manager (1992-2002), CFO/Vice President of Finance and Administration (2002-2007) and finally as Executive Vice-President of the Distillery Innovations Segment (2007-2008).  Mr. Cahill received a Bachelor of Science in Accounting from Bradley University and is a Certified Public Accountant.

     Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

10.1	Subordinated Term Loan Note made by Southwest Iowa Renewable Energy, LLC in favor of Bunge N.A. Holdings, Inc. dated effective August 26, 2009.

10.2	Subordinated Revolving Credit Note made by Southwest Iowa Renewable Energy, LLC in favor of Bunge N.A. Holdings, Inc. dated effective August 26, 2009.

10.3	Employment Agreement dated August 27, 2009 between Southwest Iowa Renewable Energy, LLC and Mr. Brian T. Cahill.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

Date: September 3, 2009	By:	/s/ James M. Lay
James M. Lay
Interim President and Chief Executive Officer

Exhibit Index

Exhibit
Number                                Description

10.1	Subordinated Term Loan Note made by Southwest Iowa Renewable Energy, LLC in favor of Bunge N.A. Holdings, Inc. dated effective August 26, 2009.

10.2	Subordinated Revolving Credit Note made by Southwest Iowa Renewable Energy, LLC in favor of Bunge N.A. Holdings, Inc. dated effective August 26, 2009.

10.3	Employment Agreement dated August 27, 2009 between Southwest Iowa Renewable Energy, LLC and Mr. Brian T. Cahill.